Exhibit 10.8

                            FIRST AMENDMENT TO LEASE

           This FIRST AMENDMENT TO LEASE (this "Amendment") is entered into as of the 1st day of October, 2000 by and between TRINET PROPERTY PARTNERS, L.P., a Delaware limited partnership d/b/a TriNet Property Partners Limited Partnership, as landlord ("Landlord"), and GIGA INFORMATION GROUP, INC., a Delaware corporation, as tenant ("Tenant").

                                    RECITALS:

           A. Landlord and Tenant entered into that certain Lease dated as of May 29, 1998 (the "Lease"), with regard to the land and building commonly known as One Longwater Circle in Norwell, Massachusetts (the "Building").

           B. Landlord and Tenant entered into that certain Exercise of Lease Extension Option dated as of June 19, 2000 (the "Extension"), whereby Tenant exercised its right under the Lease to extend the term thereof.

           C. Landlord and Tenant desire (1) to further extend the term of the Lease for a term of two additional years, (2) to adjust the Base Rent payable by Tenant under the Lease during the remainder of the Lease term, (3) to delete any remaining lease renewal or extension options, and (4) to amend certain other terms and provisions of the Lease, all as more fully set forth herein.

           NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1. Term of Lease. Section 2 of the Lease is amended to delete such section in its entirety and to substitute the following in lieu thereof:

           The term of this Lease shall be for a period commencing on the Commencement Date and ending on May 31, 2006 (the "Term").

2. Base Rent. Section 3.1 of the Lease is amended to delete such section in its entirety and to substitute the following in lieu thereof:

           3.1 Base Rent. Tenant shall pay to Landlord rent ("Base Rent") as follows: (a) from the Commencement Date through and including May 31, 2004, Base Rent shall be equal to Three Hundred Ninety Two Thousand Nine Hundred Fifty Dollars ($392,950.00) per year; and (b) from June 1, 2004 though and including May 31, 2006, Base Rent shall be equal to Four Hundred Twenty Thousand Fifty Dollars ($420,050.00) per year. Base Rent shall be payable in advance on the first day of each calendar month during the Term in equal monthly installments.

3. Effect of Amendment; No Further Extension Rights. Landlord and Tenant agree that this Amendment supersedes any and all conflicting terms of the Extension relating to the Term of the Lease, the Base Rent payable under the Lease, and any further extension rights of Tenant under the Lease. Accordingly, all of such


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conflicting terms are hereby rendered of no further force or effect, and Section
4 of the Lease, relating to extension rights, is hereby deleted in its entirety.

4. No Other Modifications. Landlord and Tenant hereby acknowledge and agree that the Lease has not been modified, amended, canceled, terminated, released, superseded or otherwise rendered of no force or effect except as described herein.

5. Confirmation and Ratification. The Lease is hereby ratified and confirmed by Landlord and Tenant, and every provision, covenant, condition, obligation, right, term and power contained in and under the Lease shall continue in full force and effect, except to the extent modified hereby.

6. Brokers. Landlord and Tenant represent to each other that they have not dealt with any broker in connection with this transaction. Each party agrees to be solely responsible for and to hold the other party harmless from and against any and all costs, including, without limitation, reasonable attorney's fees, by reason of a breach by it of the foregoing representation.

7. Counterparts. This Amendment may be executed in counterparts.

9. Governing Law. This Amendment shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws principles.


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           IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

                             LANDLORD:

                             TRINET PROPERTY PARTNERS, L.P.
                             A Delaware limited partnership
                             d/b/a  TriNet Property Partners Limited Partnership

                             By:  TRINET REALTY INVESTORS I, INC.
                                    Its General Partner

                             By: /s/ Susan K. Culbreth
                                 -----------------------------------------------
                                 Name: Susan K. Culbreth
                                 Title: AVP Asset Management



                             TENANT:

                             GIGA INFORMATION GROUP, INC.

                             By:  /s/  VM Lynch
                                  ----------------------------------------------
                                  Name:  Victoria M. Lynch
                                         ---------------------------------------
                                  Title: VP & Corporate Controller
                                         ---------------------------------------




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